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                    VANGUARD(R) INTERNATIONAL EQUITY INDEX FUNDS
  SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 28, 2003

Effective May 14, 2003, the following text is added to page B-16 of the Investment Policies section in the Statement of Additional Information:

INVESTMENT POLICY RELATING TO THE SALE OF VANGUARD(R) EUROPEAN AND EMERGING MARKETS STOCK INDEX FUNDS IN JAPAN: Each Fund may not borrow money, except for temporary or emergency purposes in an amount not exceeding 10% of the Fund's net assets. Each Fund may borrow money through banks or Vanguard's interfund lending program only and must comply with all applicable regulatory conditions. Each Fund may not make any additional investments whenever its outstanding borrowings exceed 5% of net assets.






























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Vanguard Marketing Corporation, Distributor.                              052003